                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           TransTexas Gas Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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


                           TRANSTEXAS GAS CORPORATION
                 1300 NORTH SAM HOUSTON PARKWAY EAST, SUITE 310
                              HOUSTON, TEXAS 77032

                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JULY 25, 2000

                                -----------------


Dear Stockholders:

       The Company will hold its Annual Meeting on Tuesday, July 25, 2000, beginning at 10:00 a.m., central daylight time, at The Hotel Sofitel, 425 North Sam Houston Parkway East, Houston, Texas 77060. The matters to be voted on include:

           1. the approval of amendments to the Certificate of Designation for Series A Senior Preferred Stock of the Company to decrease the par value of the Series A Senior Preferred Stock from $1.00 to $0.001, to change the first dividend payment date, to make certain conforming changes thereto and to increase the number of authorized shares of Series A Senior Preferred Stock;

           2. the approval of amendments to the Certificate of Designation for Series A Junior Preferred Stock of the Company to decrease the par value of the Series A Junior Preferred Stock from $1.00 to $0.001, to change the first dividend payment date, to correct an error therein and to make certain conforming changes thereto; and

           3. any other matters that may properly come before the Annual Meeting or any postponements or adjournments thereof.

       The record date for the Annual Meeting is June 13, 2000. Only stockholders of record at the close of business on the record date are entitled to receive notice of and to vote at the Annual Meeting. A complete list of such stockholders will be available for inspection at the Company's offices in Houston, Texas, during regular business hours for a period of 10 days before the Annual Meeting. This list will also be available for inspection at the Annual Meeting.

       We cordially invite all stockholders to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. You may revoke your proxy at any time before it is voted. If you plan to attend the Annual Meeting in person and your shares are held in the name of a bank, broker or other record holder, you will need to bring a copy of a brokerage statement or other document evidencing stock ownership as of the record date.

                                      By Order of the Board of Directors



                                      Ed Donahue, Secretary


Houston, Texas
June __, 2000

                           TRANSTEXAS GAS CORPORATION
                 1300 NORTH SAM HOUSTON PARKWAY EAST, SUITE 310
                              HOUSTON, TEXAS 77032

                          (PRINCIPAL EXECUTIVE OFFICES)

                              ---------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                              ---------------------


       TransTexas Gas Corporation is furnishing this Proxy Statement to its stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting to be held at The Hotel Sofitel, 425 North Sam Houston Parkway East, Houston, Texas 77060 at 10:00 a.m., central daylight time, on Tuesday, July 25, 2000, and at any postponements or adjournments thereof. Your proxy will be voted at the Annual Meeting if properly executed, returned to the Company prior to the Annual Meeting, and not revoked. We first sent this Proxy Statement and the enclosed proxy card to stockholders on or about June ___, 2000.


                    ACTION TO BE TAKEN AT THE ANNUAL MEETING

       Your proxy will be voted according to your specifications. However, if you return a proxy card that has been signed but not marked, your proxy will be voted FOR the approval of the amendments to the Certificate of Designation for Series A Senior Preferred Stock and FOR the approval of the amendments to the Certificate of Designation for Series A Junior Preferred Stock.


                               REVOCATION OF PROXY

       You may revoke your proxy at any time before it is voted by (1) delivering written notice of revocation to the Secretary of the Company, (2) executing and delivering a subsequently dated proxy or (3) voting in person at the Annual Meeting. Your attendance at the Annual Meeting will not constitute automatic revocation of your proxy. If you decide to vote in person at the Annual Meeting and your shares are held in the name of a bank, broker or other record holder, you must obtain a proxy, executed in your favor, from the record holder.


                            OUTSTANDING CAPITAL STOCK

       The record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting is June 13, 2000. At the close of business on that day, there were 1,002,500 shares of the Company's Class A Common Stock, 247,500 shares of the Company's Class B Common Stock, 222,455,320 shares of the Company's Series A Senior Preferred Stock and 20,716,080 shares of the Company's Series A Junior Preferred Stock, outstanding and entitled to vote at the Annual Meeting.


                         QUORUM AND VOTING REQUIREMENTS

       The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's voting securities, as a whole or by class, as the case may be, is necessary to constitute a quorum at the Annual Meeting. Withheld votes and broker non-votes will be counted as present for purposes of determining a quorum. If a quorum is not present, the stockholders who are present will have the power to adjourn the Annual Meeting until such time as a quorum will be present. Such adjournment may be made by an announcement at the Annual Meeting; no other notice is required. Any business that might have been transacted at the originally scheduled Annual Meeting may be transacted at any adjourned Annual Meeting at which a quorum is present.

       Each stockholder is entitled to one vote for each share held in his or her name on the record date.


                         PERSONS MAKING THE SOLICITATION

       The Board of Directors of the Company is soliciting your proxy. The cost of soliciting your proxy will be borne entirely by the Company. Proxies may be solicited by mail, in person or by other means of communication by directors, officers and employees of the Company. Directors, officers and employees of the Company will not be compensated for such solicitation, but may be reimbursed for their out-of-pocket expenses in connection with such solicitation. Arrangements are also being made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of voting securities of the Company at the Company's expense.


                                  ANNUAL REPORT

       The Company files an Annual Report on Form 10-K with the Securities and Exchange Commission. The Company mailed a copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2000 to its stockholders with this Proxy Statement. The Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies, except as otherwise provided in this Proxy Statement. Stockholders may obtain copies of exhibits to the Annual Report on Form 10-K upon written request and payment of the Company's reasonable expenses in furnishing such exhibits. Written requests should be sent to Investor Relations Department, TransTexas Gas Corporation, 1300 North Sam Houston Parkway East, Houston, Texas 77032.


  AMENDMENTS TO CERTIFICATE OF DESIGNATION FOR SERIES A SENIOR PREFERRED STOCK
       AND CERTIFICATE OF DESIGNATION FOR SERIES A JUNIOR PREFERRED STOCK

INTRODUCTION

       The Company's Certificate of Designation for Series A Senior Preferred Stock (the "Senior Preferred Stock Certificate of Designation") designates 328,667,820 shares of the authorized but unissued shares of Preferred Stock of the Company as Series A Senior Preferred Stock with a par value of $1.00 per share and sets the first Dividend Payment Date as June 15, 2000. The Company's Certificate of Designation for Series A Junior Preferred Stock (the "Junior Preferred Stock Certificate of Designation") designates 37,469,711 shares of the authorized but unissued shares of Preferred Stock of the Company as Series A Junior Preferred Stock with a par value of $1.00 per share and sets the first Dividend Payment Date as June 15, 2000.

       The Board of Directors of the Company has adopted resolutions proposing that the Senior Preferred Stock Certificate of Designation and the Junior Preferred Stock Certificate of Designation each be amended to (i) decrease the par value of such stock from $1.00 to $0.001 per share, (ii) change the first Dividend Payment Date thereon from June 15, 2000 to August 15, 2000 and (iii) make certain conforming changes thereto. In addition, (i) the resolution relating to the Senior Preferred Stock Certificate of Designation proposed that it be amended to increase the number of shares authorized thereby by 131 shares and (ii) the resolution relating to the Junior Preferred Stock Certificate of Designation proposed that it be amended to change "Junior" to "Senior" in
Section 7(b) thereof to correct an error in the original filing.

PROPOSED AMENDMENTS

       The Board of Directors has adopted resolutions (i) setting forth the proposed amendments to Sections 1, 3 and 5 of the Senior Preferred Stock Certificate of Designation; (ii) declaring the advisability of the amendments; and (iii) calling for submission of the amendments for approval by the stockholders at the annual meeting. The specific proposed amendments to the Senior Preferred Stock Certificate of Designation are set forth on Annex A attached hereto.

       The Board of Directors also has adopted resolutions (i) setting forth the proposed amendments to Sections 1, 3, 5 and 7 of the Junior Preferred Stock Certificate of Designation; (ii) declaring the advisability of the amendments; and (iii) calling for submission of the amendments for approval by the stockholders at the annual meeting. The specific proposed amendments to the Junior Preferred Stock Certificate of Designation are set forth on Annex B attached hereto.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENTS

       The holders of Series A Senior Preferred Stock (the "Senior Preferred Stock") and the holders of Series A Junior Preferred Stock (the "Junior Preferred Stock") are entitled to be paid quarterly dividends, when, as and if declared by the Board of Directors out of funds legally available for the payment of dividends, according to the Senior Preferred Stock Certificate of Designation and the Junior Preferred Stock Certificate of Designation, respectively, and the General Corporation Law of the State of Delaware (the "DGCL").

       The DGCL provides that directors of a corporation may declare and pay dividends out of its surplus or, in case there shall be no such surplus and provided certain conditions are satisfied, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Surplus means the excess of the net assets of a corporation over its stated capital. At January 31, 2000, for purposes of the DGCL, the Company had a capital deficit of approximately $244.5 million, of which approximately $243.2 million was attributable to the Senior Preferred Stock and the Junior Preferred Stock.

       A reduction in the par value of the Senior Preferred Stock and the Junior Preferred Stock from $1.00 to $0.001 per share will lower the stated capital of the Company and substantially reduce the capital deficit the Company has for purposes of the DGCL, which will substantially improve the ability of the Company to pay dividends on the Senior Preferred Stock and the Junior Preferred Stock in accordance with the DGCL.

       The first dividends on the Senior Preferred Stock and the Junior Preferred Stock were payable on June 15, 2000. Because of the Company's capital deficit for purposes of the DGCL, the Company could not legally pay those dividends and they are now in arrears. Assuming the amendments to the Senior Preferred Stock Certificate of Designation and the Junior Preferred Stock Certificate of Designation are approved and become effective, however, the Company believes it will be legally able to pay the first dividends thereon on August 15, 2000.

       The proposed amendments to the Senior Preferred Stock Certificate of Designation would also increase the number of authorized shares of Senior Preferred Stock by 131 shares, to 328,667,951. This amendment will authorize sufficient shares to permit the issuance of the maximum number of shares anticipated to be issuable in payment of dividends in kind on the Senior Preferred Stock, giving effect to the issuance of 87 additional shares initially to Participants of The Depository Trust Company to comply with the provisions of the Company's bankruptcy plan of reorganization relating to rounding of shares issued. The proposed amendments to the Junior Preferred Stock Certificate of Designation would also correct an error in the original filing, by changing "Junior" to "Senior" in Section 7(b) thereof.

       If the proposed amendments are approved, they will become effective upon filing of Certificates of Amendment with the Delaware Secretary of State. However, if the Company's stockholders approve the amendments, the Board of Directors will retain discretion under Delaware law not to implement the proposed amendments.

VOTE NECESSARY TO APPROVE THE AMENDMENTS

       The affirmative vote of the holders of a majority of the outstanding shares of the Company's voting securities entitled to vote at the annual meeting and the affirmative vote of the holders of a majority of the outstanding shares of Senior Preferred Stock are necessary for approval of the amendments to the Senior Preferred Stock Certificate of Designation. The affirmative vote of the holders of a majority of the outstanding shares of the Company's voting securities entitled to vote at the annual meeting and the affirmative vote of the holders of a majority of the outstanding shares of Junior Preferred Stock are necessary for approval of the amendments to the Junior Preferred Stock Certificate of Designation. Therefore, abstentions and broker non-votes (which may occur if a beneficial owner of stock whose shares are held in a brokerage or bank account fails to provide the broker or bank with voting instructions as to such shares) effectively count as votes against the amendments.

RECOMMENDATION OF THE BOARD OF DIRECTORS

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE SENIOR PREFERRED STOCK CERTIFICATE OF DESIGNATION TO DECREASE THE PAR VALUE FROM $1.00 TO $0.001 PER SHARE, TO CHANGE THE FIRST DIVIDEND PAYMENT DATE FROM JUNE 15, 2000 TO AUGUST 15, 2000, TO MAKE THE CONFORMING CHANGES SET FORTH IN ANNEX A HERETO AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF SENIOR PREFERRED STOCK. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENTS.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE JUNIOR PREFERRED STOCK CERTIFICATE OF DESIGNATION TO DECREASE THE PAR VALUE FROM $1.00 TO $0.001 PER SHARE, TO CHANGE THE FIRST DIVIDEND PAYMENT DATE FROM JUNE 15, 2000 TO AUGUST 15, 2000, TO MAKE THE CONFORMING CHANGES SET FORTH IN ANNEX B HERETO AND TO CHANGE "JUNIOR" TO "SENIOR" IN SECTION 7(B) TO CORRECT AN ERROR IN THE ORIGINAL FILING. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENTS.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information with respect to the beneficial ownership of each class of the Company's voting securities, as of June 13, 2000, by (i) each director, (ii) each executive officer, (iii) each person known to the Company to beneficially own more than five percent of each class of voting securities and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, each stockholder identified in the table has sole voting and investment power with respect to its or his shares.

Senior Preferred Stock:

                                                                               Shares Owned
                                                                      ---------------------------
      Name and Address                                                Number           Percentage
      ----------------                                                ------           ----------
         John R. Stanley (1)                                               --                 --
         Ronald P. Nowak                                                   --                 --
         Edwin B. Donahue                                                  --                 --
         Simon J. Ward                                                     --                 --
         George C. Wright                                                  --                 --
         R. Gerald Bennett                                                 --                 --
         Ronald H. Benson                                                  --                 --
         Walter S. Piontek                                                 --                 --
         John L. Whitmire                                                  --                 --
         Carl C. Kahn (2)(3)                                       76,695,884               34.8%
         Riverdale LLC (2)(4)                                      76,695,884               34.8%
         High River Limited Partnership (2)(5)                     76,695,884               34.8%
         Credit Suisse First Boston Corporation
         Oaktree Capital Management, LLC (6)
         Angelo Gordon & Co., L.P.

         All directors and executive officers
            as a group (9 persons)                                         --                 --

Junior Preferred Stock:

                                                                               Shares Owned
                                                                      ---------------------------
      Name and Address                                                Number           Percentage
      ----------------                                               ------           ----------
         John R. Stanley (1)                                              --                   --
         Ronald P. Nowak                                                  --                   --
         Edwin B. Donahue                                                 --                   --
         Simon J. Ward                                                    --                   --
         George C. Wright                                                 --                   --
         R. Gerald Bennett                                                --                   --
         Ronald H. Benson                                                 --                   --
         Walter S. Piontek                                                --                   --
         John L. Whitmire                                                 --                   --
         Credit Suisse First Boston Corporation
         Oaktree Capital Management, LLC (6)
         Angelo Gordon & Co., L.P.

          All directors and executive officers
            as a group (9 persons)                                        --                   --

Class A Common Stock:

                                                                               Shares Owned
                                                                      ---------------------------
      Name and Address                                                Number           Percentage
      ----------------                                                ------           ----------
         John R. Stanley (1)(7)                                       518,662                34.6%
         Ronald P. Nowak                                                   --                  --
         Edwin B. Donahue (8)                                              75                   *
         Simon J. Ward                                                     --                  --
         George C. Wright                                                  --                  --
         R. Gerald Bennett                                                 --                  --
         Ronald H. Benson                                                  --                  --
         Walter S. Piontek                                                 --                  --
         John L. Whitmire                                                  --                  --
         Carl C. Icahn(2)(3)                                          338,884                33.8%
         Riverdale LLC(2)(4)                                          338,884                33.8%
         High River Limited Partnership(2)(5)                         338,884                33.8%
         Credit Suisse First Boston Corporation
         Oaktree Capital Management, LLC(6)
         Angelo Gordon & Co., L.P.

         All directors and executive officers
            as a group (9 persons)                                    518,737                34.6%

Class B Common Stock:

                                                                              Shares Owned
                                                                      ---------------------------
      Name and Address                                                Number           Percentage
      ----------------                                                ------           ----------
         John R. Stanley (1)                                          247,500               100%
         Ronald P. Nowak                                                   --                --
         Edwin B. Donahue                                                  --                --
         George C. Wright                                                  --                --
         Simon J. Ward                                                     --                --
         R. Gerald Bennett                                                 --                --
         Ronald H. Benson                                                  --                --
         Walter S. Piontek                                                 --                --
         John L. Whitmire                                                  --                --

         All directors and executive officers
            as a group (9 persons)                                    247,500               100%

-------------------------------------
* Less than 1% of the shares outstanding in the class.

(1) The address for John R. Stanley is 1300 North Sam Houston Parkway East, Houston, Texas 77032.

(2) Information contained herein concerning Carl C. Icahn, Riverdale LLC and High River Limited Partnership is based on the Schedule 13D filed by such persons with the Securities and Exchange Commission on May 2, 2000.

(3) Carl C. Icahn is the sole member of Riverdale LLC and owns 100% of the interests therein. As such sole member and owner, Mr. Icahn may be deemed to beneficially own all of the shares of Class A Common Stock and Senior Preferred Stock owned beneficially by Riverdale LLC. Mr. Icahn's principal business address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153.

(4) Riverdale LLC is a New York limited liability company and the general partner of High River Limited Partnership. As such, Riverdale LLC may be deemed to beneficially own all of the shares of Class A Common Stock and Senior Preferred Stock owned beneficially by High River Limited Partnership. Riverdale LLC's principal business address is 100 South Bedford Road, Mount Kisco, New York 10549.

(5) High River Limited Partnership is a Delaware limited partnership and has sole voting power and shared dispositive power with regard to the 338,884 shares of Class A Common Stock and the 76,695,884 shares of Senior Preferred Stock. High River Limited Partnership's principal business address is 100 South Bedford Road, Mount Kisco, New York 10549.

(6) Oaktree Capital Management, LLC as General Partner and Investment Manager of certain funds and accounts it manages.

(7) Mr. Stanley is deemed to beneficially own 10 shares of Class A Common Stock held by his wife and 975 shares of Class A Common Stock held by a corporation controlled by him. Includes 515,625 shares of Class A Common Stock underlying currently exercisable common stock purchase warrants. Mr. Stanley is also deemed to beneficially own 20 shares of Class A Common Stock underlying currently exercisable common stock purchase warrants held by his wife, and 2,032 shares of Class A Common Stock underlying currently exercisable common stock purchase warrants held by a corporation controlled by him.

(8) Includes 51 shares of Class A Common Stock underlying currently exercisable common stock purchase warrants.

                               CHANGES IN CONTROL

         Prior to consummation of the Company's plan of reorganization in its bankruptcy proceeding (the "Plan") on March 17, 2000, the Company was controlled by TransAmerican Energy Corporation, its parent entities and John R. Stanley, who directly or indirectly owned a majority of the voting securities of such entities. Pursuant to the Plan, the old common stock of the Company (including the shares owned by TransAmerican Energy Corporation) were canceled and the Senior Preferred Stock, the Junior Preferred Stock, the Class A Common Stock and the Class B Common Stock of the Company were issued. So far is known to the Company, no person now controls the Company, although the holders of the Senior Preferred Stock collectively own a majority of the voting power represented by the Company's voting stock and are currently entitled to elect four of the Company's five directors. John R. Stanley, as the sole holder of the Company's Class B Common Stock, is currently entitled to elect one of the Company's five directors.


                             INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending January 31, 2001. PricewaterhouseCoopers has audited the Company's financial statements since the Company's organization in May 1993. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


                              STOCKHOLDER PROPOSALS

         Any proposals from stockholders to be presented for consideration for inclusion in the proxy materials in connection with the 2001 Annual Meeting must be submitted in accordance with the rules of the SEC and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on [JANUARY 31, 2001]. Notice of a stockholder proposal submitted after such date that is received after April 16, 2001 is considered untimely.


                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                      ACCOUNTING AND FINANCIAL DISCLOSURE

         Not applicable.


                           INCORPORATION BY REFERENCE

         The following portions of the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2000 are incorporated herein by reference:

         --Item 6.    Selected Financial Data
         --Item 7.    Management's Discussion and Analysis of Financial
                      Condition and Results of Operations
         --Item 7A.   Quantitative and Qualitative Disclosures about Market Risk
         --Item 8.    Financial Statements and Supplementary Data

         The following portions of the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2000 are incorporated herein by reference:

         --Item 1.    Financial Statements
         --Item 2.    Management's Discussion and Analysis of Financial
                      Condition and Results of Operations
         --Item 3.    Quantitative and Qualitative Disclosures About
                      Market Risk


                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting. However, if any other matters come before the Annual Meeting, the holders of the proxies will vote on such matters in their discretion.

         All information contained in this Proxy Statement relating to the securities holdings of directors and officers of the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than five percent of any class of voting securities of the Company is based upon information contained in reports filed by such owner with the SEC.

                                      By the Order of the Board of Directors




                                      Ed Donahue, Secretary


Houston, Texas
June ___, 2000

                                    ANNEX A


1. Section 1 of the Certificate of Designation for Series A Senior Preferred Stock (the "Senior Preferred Stock Certificate of Designation") is hereby amended to read in its entirety as follows:

         "Of the authorized but unissued shares of Preferred Stock, 328,667,951 shares are designated Series A Senior Preferred Stock (the "Senior Preferred Stock"). The Senior Preferred Stock will have a par value equal to $0.001 per share."

2. The first sentence of Section 3(a) of the Senior Preferred Stock Certificate of Designation is hereby amended to read in its entirety as follows:

         "(a) The holders of the shares of the Senior Preferred Stock shall be entitled to be paid, when, as and if declared by the Board of Directors of the Corporation out of funds legally available for the payment of dividends, quarterly dividends at the rate equal to, (i) during the two year period commencing at the Effective Time, $0.10 per share per annum and, (ii) at any time thereafter, $0.0775 per share per annum, payable on August 15, 2000 and thereafter quarterly on March 15, June 15, September 15 and December 15 of each year, commencing September 15, 2000 (each, a "Dividend Payment Date")."

3. Clause (i) of Section 5(a) of the Senior Preferred Stock Certificate of Designation is hereby amended to read in its entirety as follows:

         "(i) If either (1) more than 75 million shares of Senior Preferred Stock are outstanding at any time after the sixth anniversary of the Effective Time or (2) the Corporation fails to pay dividends in accordance with Section 3 herein (as amended from time to time) on any two Dividend Payment Dates, one-half of the outstanding shares of Senior Preferred Stock shall be automatically converted into fully paid and non-assessable shares of Class A Common Stock at the rate of 0.3461 Class A Common Shares for each $1.00 of liquidation preference (the "Conversion Ratio") of the shares of Senior Preferred Stock so converted. Any shares of Senior Preferred Stock converted pursuant to this provision shall be allocated among the holders of the Senior Preferred Stock on a pro rata basis."

                                     ANNEX B


1. The last sentence of Section 1 of the Certificate of Designation for Series A Junior Preferred Stock (the "Junior Preferred Stock Certificate of Designation") is hereby amended to read in its entirety as follows:

         "The Junior Preferred Stock will have a par value equal to $0.001 per share."

2. The first sentence of Section 3 of the Junior Preferred Stock Certificate of Designation is hereby amended to read in its entirety as follows:

         "The holders of the shares of the Junior Preferred Stock shall be entitled to be paid, when, as and if declared by the Board of Directors of the Corporation out of funds legally available for the payment of dividends, quarterly dividends at the rate equal to, (i) until the sixth anniversary of the Effective Time (the "First Dividend Period"), $0.10 per share per annum and, (ii) at any time thereafter (the "Second Dividend Period"), $0.20 per share per annum, payable on August 15, 2000 and thereafter quarterly on March 15, June 15, September 15 and December 15 of each year, commencing September 15, 2000 (each, a "Dividend Payment Date")."

3. Clause (i) of Section 5(a) of the Junior Preferred Stock Certificate of Designation is hereby amended to read in its entirety as follows:

         "(i) If either (1) more than 75 million shares of Senior Preferred Stock are outstanding at any time after the sixth anniversary of the Effective Time or (2) the Corporation fails to pay dividends on the Senior Preferred Stock in accordance with the terms thereof on any two Dividend Payment Dates (as defined in the Certificate of Designation for the Senior Preferred Stock, as amended from time to time), all of the outstanding shares of Junior Preferred Stock shall be automatically converted into fully paid and non-assessable shares of Class A Common Stock at the rate of 0.1168 Class A Common Shares for each $1.00 of Liquidation Preference (the "Conversion Ratio") of the shares of Junior Preferred Stock so converted."

4. Clause (ii) of Section 7(b) of the Junior Preferred Stock Certificate of Designation is hereby amended to read in its entirety as follows:

         "(ii) authorize or issue, or increase the authorized amount of any additional class or series of Senior Stock of the Corporation;"

                           TRANSTEXAS GAS CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  July 25, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           TRANSTEXAS GAS CORPORATION.

         The undersigned stockholder of TransTexas Gas Corporation (the "Company") hereby appoints Ed Donahue and Simon Ward, and each of them, proxies for the undersigned with full power of substitution, to vote all shares of Company Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in Houston, Texas on Tuesday, July 25, 2000, at 10:00 a.m., and at any and all adjournments thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement, and upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

                 (Continued and to be signed on the other side)

PLEASE MARK THIS PROXY AS INDICATED BELOW TO VOTE ON THE ITEMS PRESENTED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ITEMS PRESENTED.

Item 1.       Approval of amendments to the Certificate of               FOR       WITHHOLD        ABSTAIN
              Designation for Series A Senior Preferred Stock            ---       --------        -------
              (the Board of Directors recommends a vote FOR              [ ]          [ ]            [  ]
              the approval of the amendments).


Item 2.       Approval of amendments to the Certificate of               FOR       WITHHOLD        ABSTAIN
              Designation for Series A Junior Preferred Stock            ---       --------        -------
              (the Board of Directors recommends a vote FOR              [ ]          [ ]            [  ]
              the approval of the amendments).



                                    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated June __, 2000. PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                    Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                    DATE:
                                         ---------------------------------------

                                    --------------------------------------------
                                    [Signature]

                                    --------------------------------------------
                                    [Signature]